                                                                      EXHIBIT 21

                            BELLSOUTH SUBSIDIARIES*

                      *excluding subsidiaries that, in the
                         aggregate, are not significant

                             As of December 31, 2001



                                                                                          Jurisdiction          D/B/A
                                                                                          ------------          -----
1155 Peachtree Associates.......................................................................Georgia
AB Cellular Holding, LLC.......................................................................Delaware
Abiatar S.A. ...................................................................................Uruguay         Movicom BellSouth
ACCC of Los Angeles, Inc.....................................................................California
Access to the Americas, S.A........................................................................Peru
Aeroservicios Los Alpes, C.A..................................................................Venezuela
Aktieselskabet af3.november 1971................................................................Denmark
Aliena Participacoes Ltda........................................................................Brazil
American Cellular Communications LLC ..........................................................Delaware
Anpartsselskabet af 16. november 2000...........................................................Denmark
Apenina Participacoes Ltda.......................................................................Brazil
Atlanta-Athens MSA Limited Partnership.........................................................Delaware
Averdin Holdings Ltda............................................................................Brazil
B.A. Celular Inversora S.A.  .................................................................Argentina
Bautzen Inc....................................................................................Colombia
BCP S.A..........................................................................................Brazil         BCP
BCP SP Ltd.......................................................................................Brazil
Bell IP Holding L.L.C..........................................................................Delaware
BellSouth Accounts Receivable Management, Inc..................................................Delaware
BellSouth Advertising & Publishing Brazil (B.V.I.) Holdings Limited..............British Virgin Islands
BellSouth Advertising & Publishing Brazil (B.V.I.) Limited.......................British Virgin Islands
BellSouth Advertising & Publishing Brazil Holdings, Inc........................................Delaware
BellSouth Advertising & Publishing Corporation .................................................Georgia
BellSouth Advertising & Publishing Peru (B.V.I.) Holdings Limited................British Virgin Islands
BellSouth Advertising & Publishing Peru (B.V.I.) Limited.........................British Virgin Islands
BellSouth Advertising & Publishing Peru Holdings, Inc..........................................Delaware
BellSouth Advertising & Publishing Peru S.R.L......................................................Peru
BellSouth Affiliate Services Corporation........................................................Georgia
BellSouth Argentina Holdings, LLC...............................................................Georgia
BellSouth Billing, Inc..........................................................................Georgia
BellSouth Brazil, Inc...........................................................................Georgia
BellSouth BSE, Inc.............................................................................Delaware
BellSouth Business Systems, Inc.................................................................Georgia
BellSouth Carrier Professional Services, Inc...................................................Delaware
BellSouth Central America (B.V.I.) Holdings Limited..............................British Virgin Islands
BellSouth Central America Holdings, Inc........................................................Delaware
BellSouth Central America Services (B.V.I.) Holdings Limited.....................British Virgin Islands
BellSouth Chile Holdings, Inc. .................................................................Georgia
BellSouth Chile Investments, LLC...............................................................Delaware
BellSouth Chile S.A. .............................................................................Chile         BellSouth
BellSouth Chile, Inc............................................................................Georgia
BellSouth China, Inc...........................................................................Delaware
BellSouth Colombia S.A.........................................................................Colombia         BellSouth
BellSouth Colombia, Inc........................................................................Delaware
BellSouth Communication Systems, LLC ...........................................................Georgia
BellSouth Comunicaciones S.A......................................................................Chile         BellSouth
BellSouth Corporate Aviation and Travel Services, Inc...........................................Georgia
BellSouth Credit and Collections Management, Inc................................................Georgia
BellSouth D. C., Inc............................................................................Georgia
BellSouth Denmark Capital Finance Limited........................................British Virgin Islands
BellSouth Direct Marketing, Inc.................................................................Georgia
BellSouth Ecuador Holdings (BVI) I Limited.......................................British Virgin Islands
BellSouth Ecuador Holdings (BVI) II Limited......................................British Virgin Islands
BellSouth Ecuador Holdings Partnership..........................................................Ecuador
BellSouth Ecuador Holdings, Inc................................................................Delaware
BellSouth Enterprises, Inc. ....................................................................Georgia

                                                                                          Jurisdiction          D/B/A
                                                                                          ------------          -----
BellSouth Entertainment, LLC...................................................................Georgia
BellSouth Exchange Services, Inc...............................................................Georgia
BellSouth Foundation, Inc......................................................................Georgia
BellSouth Guatemala Limited.....................................................British Virgin Islands
BellSouth Guatemala y Compania, S.C.A........................................................Guatemala          BellSouth
BellSouth Holdings B.V.................................................................The Netherlands
BellSouth Honduras (B.V.I.) Holdings Limited....................................British Virgin Islands
BellSouth Intellectual Property Corporation...................................................Delaware
BellSouth Intellectual Property Group, Inc.....................................................Georgia
BellSouth Intellectual Property Management Corporation.........................................Georgia
BellSouth Intellectual Property Marketing Corporation..........................................Georgia
BellSouth Interactive Media Services, LLC......................................................Georgia
BellSouth International ACCESS, Inc............................................................Georgia
BellSouth International Capital Finance Limited.........................................Cayman Islands
BellSouth International, Inc. .................................................................Georgia
BellSouth Internet Exchange, Inc...............................................................Georgia
BellSouth Inversiones S.A........................................................................Chile
BellSouth Inversora S.A.  ...................................................................Argentina
BellSouth Israel, Inc..........................................................................Georgia
BellSouth Latin American Holdings I, Ltd........................................British Virgin Islands
BellSouth Latin American Holdings II, Ltd.......................................British Virgin Islands
BellSouth Latin American Holdings V, Inc......................................................Delaware
BellSouth Latin American Holdings V, Ltd........................................British Virgin Islands
BellSouth Latin American Investments I, Ltd.....................................British Virgin Islands
BellSouth Latin American Investments II, Ltd....................................British Virgin Islands
BellSouth Latin American Investments V, Ltd.....................................British Virgin Islands
BellSouth Latin Investments, LLC..............................................................Delaware
BellSouth Long Distance, Inc..................................................................Delaware
BellSouth Marketing Services, Inc..............................................................Georgia
BellSouth MNS, Inc............................................................................Delaware
BellSouth Mobile Data, Inc.....................................................................Georgia
BellSouth Mobile Systems, Inc.................................................................Delaware
BellSouth Mobility LLC ........................................................................Georgia
BellSouth Nicaragua (BVI) Limited...............................................British Virgin Islands
BellSouth Nicaragua Holdings, Inc.............................................................Delaware
BellSouth Panama Holdings, Inc................................................................Delaware
BellSouth Panama Limited................................................................Cayman Islands
BellSouth Peru BVI Limited......................................................British Virgin Islands
BellSouth Peru Holdings, Inc..................................................................Delaware
BellSouth Peru S.A................................................................................Peru          BellSouth
BellSouth Products, Inc........................................................................Georgia
BellSouth Public Communications, Inc...........................................................Georgia
BellSouth Resources, Inc.  ....................................................................Georgia
BellSouth Select, Inc..........................................................................Georgia
BellSouth Shanghai Centre, Ltd. ...............................................................Georgia          BellSouth
BellSouth Southern Cone, Inc...................................................................Georgia
BellSouth Technology Group, Inc................................................................Georgia
BellSouth Telecommunications, Inc..............................................................Georgia
BellSouth Venezuela (BVI) Limited...............................................British Virgin Islands
BellSouth Venezuela Holdings, Inc.............................................................Delaware
BellSouth Ventures Corporation ................................................................Georgia
BellSouth Wireless Cable, Inc.................................................................Delaware
BellSouth.net Inc.............................................................................Delaware
Berry Network, Inc. ...........................................................................Georgia
Berry-Sprint Publishing, Inc...................................................................Georgia
Billing & Management Systems S.A..................................................................Peru
Binford Investments Ltd.........................................................British Virgin Islands
BLS Cingular Holdings, LLC ....................................................................Georgia
BLS Denmark Associates.........................................................................Georgia
BLS Denmark, Inc...............................................................................Georgia
Bombshell Comercio e Participacoes Ltda.........................................................Brazil
Bombshell Holdings (B.V.I.) Ltd.................................................British Virgin Islands
BSC Cayman General Partnership..........................................................Cayman Islands
BSC de Panama Holdings, S.A.....................................................................Panama
BSC de Panama S.A...............................................................................Panama          BellSouth


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
                                                                                          Jurisdiction          D/B/A
                                                                                          ------------          -----
BSC Guatemala, Sociedad Anonima.............................................................Guatemala
BSCC of Houston Holdings, Inc................................................................Delaware
BSCC of Houston, LLC ...........................................................................Texas
BSE NE Ltd.....................................................................................Brazil
BSE S.A........................................................................................Brazil           BCP
BSE S.I. S.A...................................................................................Brazil
BSI ACCESS U.K. Limited................................................................United Kingdom
BSI Denmark, Inc..............................................................................Georgia
BSI Services Guatemala, LLC...................................................................Georgia
Campanile Assurance Line Limited..............................................................Vermont
Capco..................................................................................Cayman Islands
Cayman Cellular Holding Limited........................................................Cayman Islands
CCI Investment Holdings Ltd..................................................................Guernsey
Cellcom (Holdings) 2001 Ltd....................................................................Israel
Cellcom Fixed Telecommunications Services .....................................................Israel
CellCom Israel, Ltd............................................................................Israel           Cellcom
Cellular Credit Corporation..................................................................Delaware
Centram Communications L.P.....................................................British Virgin Islands
Cingular Wireless Corporation................................................................Delaware
Cingular Wireless LLC........................................................................Delaware
Comoviles S.A................................................................................Colombia
Compania Celular de Colombia Cocelco S.A.....................................................Colombia
Compania de Radiocomunicaciones Moviles S.A.  ..............................................Argentina           Movicom BellSouth
Compania de Telecomunicaciones Comtal Limitada..................................................Chile
Compania de Telefonos del Plata S.A.........................................................Argentina
Comtel Comunicaciones Telefonicas, S.A......................................................Venezuela
Comunicaciones Personales, S.A..............................................................Guatemala
Comunicaciones Trunking S.A..................................................................Colombia
Corporacion 271191, C.A.....................................................................Venezuela
Dallas SMSA Limited Partnership..............................................................Delaware
Dansk MobilTelefon I/S........................................................................Denmark           Sonofon
Denmark Alliance, Inc........................................................................Delaware
Det Danske Mobiletelefonkompagni..............................................................Denmark
Digital Installations, LLC....................................................................Georgia
Digital Media & Communications III-B Limited Partnership.....................................Delaware
Doric Holdings Limited.........................................................British Virgin Islands
Doric Holdings Limited & Cia., Ltda.........................................................Nicaragua
Empresa Difusora Radio Tele S.A..................................................................Peru
E-Plus 3 G GmbH...............................................................................Germany
E-Plus 3 G Luxembourg S.a.r.l..............................................................Luxembourg
E-Plus Mobilfunk Geschaftsfuhrung GmbH........................................................Germany
E-Plus Mobilfunk GmbH & Co. KG................................................................Germany           E-Plus
E-Plus Service Geschaftsfuhrungs GmbH.........................................................Germany
E-Plus Service GmbH & Co. Kg..................................................................Germany
German Mobilfunk Investments, Inc............................................................Delaware
Global Leasing Company........................................................................Georgia
GMI Mobilfunk Beteiligung GmbH................................................................Germany
Inmuebles Aries S.A..............................................................................Peru
Intelleprop, Inc.............................................................................Delaware
Intelligent Media Ventures, LLC...............................................................Georgia           IntelliVentures
Interessentskabet af 26. november 2000........................................................Denmark
Intertel S.A....................................................................................Chile
Iray B.V..............................................................................The Netherlands
Kalamai Holdings & Cia., Ltda...............................................................Nicaragua
Kalamai Holdings Limited.......................................................British Virgin Islands
Kobrocom Electronica Ltda....................................................................Colombia
KPN/BLS Holding GmbH & Co. OHG................................................................Germany
L. M. Berry and Company.......................................................................Georgia           The Berry Company
Lenox Park Holdings, L.L.C....................................................................Georgia
Listel Advertising & Publishing (B.V.I.) Holdings Limited......................British Virgin Islands
Listel Advertising & Publishing (B.V.I.) Limited...............................British Virgin Islands
Listel Advertising & Publishing Holdings, Inc................................................Delaware
Listel-Listas Telefonicas S.A..................................................................Brazil
Midtjydsk Radiotelefon A/S....................................................................Denmark
Mobil Direkt GmbH.............................................................................Germany
Movicom S.A....................................................................................Brazil


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

                                                                                          Jurisdiction          D/B/A
                                                                                          ------------          -----
New E-mail Communications System Ltd...........................................................Israel
OESP Midia Ltda................................................................................Brazil
Olympic Ltda.................................................................................Colombia
Otecel S.A....................................................................................Ecuador           BellSouth
Palliss Holdings B.V..................................................................The Netherlands
Paracomunicar S.A............................................................................Colombia
Peck Holdings Corp.............................................................British Virgin Islands
Promociones 4222, C.A.......................................................................Venezuela
R.A. Celular Inversora S.A..................................................................Argentina
RAM Broadcasting Corporation.................................................................New York
Red de Servicios Sured, T.E.L., C.A.........................................................Venezuela
Redanil S.A...................................................................................Uruguay
ROU Celular Inversora S. A.  ..................................................................Panama
Santabel Comercio e Participacoes Ltda.........................................................Brazil
Santabel Holdings (B.V.I.) Ltd.................................................British Virgin Islands
SBC Wireless LLC.............................................................................Delaware
Sistemas Time Trac, C.A.....................................................................Venezuela
SONOFON 3 G A/S...............................................................................Denmark
SONOFON A/S...................................................................................Denmark
SONOFON Holdings A/S..........................................................................Denmark
SONOFON Partners A/S..........................................................................Denmark
SONOFON Services A/S..........................................................................Denmark
South Florida Television Inc.................................................................Delaware
Southwestern Bell Mobile Systems LLC.........................................................Delaware
Southwestern Bell Wireless, LLC..............................................................Delaware
StarMedia Network, Inc.......................................................................Delaware
Stevens Graphics, Inc. .......................................................................Georgia
Sunlink Corporation ..........................................................................Georgia
SWBW B-Band Development LLC..................................................................Delaware
Telcel, C.A.................................................................................Venezuela           Telcel BellSouth
Telecom BBS (B.V.I.) Limited...................................................British Virgin Islands
Telecomunicaciones BBS, C.A.................................................................Venezuela
Telefonia Celular de Nicaragua, S.A.........................................................Nicaragua           BellSouth
Tele-Man Netherlands B.V..............................................................The Netherlands
Transporte Airejety, C.A....................................................................Venezuela
Vencorp................................................................................Cayman Islands
Wireless Telecommunications Investment Company, LLC..........................................Delaware


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